U.S. GOVERNMENT INCOME SERIES
                                  EQUITY SERIES
                                       OF
                              SECURITY FIRST TRUST
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064

April 3, 1998

Dear Shareholder:

         I am writing to shareholders of the U.S. Government Income Series (formerly the "Virtus U.S. Government Income Series") and of the Equity Series (formerly the "Virtus Equity Series") (collectively, the "Series"), to inform you of a Special Meeting of Shareholders to be held on April 30, 1998. Before that meeting, I would like your vote on the issues affecting your Series as described in the attached Proxy Statement.

     The Proxy Statement contains two proposals. The first proposal requests that shareholders consider and act upon an Interim Investment Sub-Advisory Agreement between Security First Investment Management Corporation, the Series' Adviser, and Virtus Capital Management, Inc. with respect to the Series (the "Interim Sub-Advisory Agreement").

     The  second  proposal  requests   shareholder   consideration  of  two  new
Investment Sub- Advisory Agreements effective upon the termination of the Interim Sub-Advisory Agreement. The first agreement is between Security First Investment Management, Inc. and BlackRock Financial Management, Inc. with respect to the U.S. Government Income Series (the "BlackRock Sub- Advisory Agreement"). The second agreement is between Security First Investment Management, Inc. and Provident Capital Management, Inc. with respect to the Equity Series (the "Provident Sub- Advisory Agreement").

     Information relating to the Interim Sub-Advisory Agreement, the BlackRock Sub-Advisory Agreement and the Provident Sub-Advisory Agreement is contained in the attached Proxy Statement.

     The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.

         I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage paid envelope today.

         If you have any questions about this proxy, please call . You may also FAX your completed and signed proxy to 1-800- . If we do not receive your completed proxy card after several weeks, you may be contacted by who will remind you to vote your shares.

         Thank you for taking this matter seriously and for participating in this important process.

                                               Sincerely,



                                               Richard C. Pearson
                                               President
                                               Security First Trust

                          U.S. GOVERNMENT INCOME SERIES
                                  EQUITY SERIES
                                       OF
                              SECURITY FIRST TRUST
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on April 30, 1998

To the Shareholders of:
         U.S. Government Income Series of Security First Trust
         Equity Series of Security First Trust

         NOTICE IS HEREBY GIVEN That a Special Meeting of Shareholders of the U.S. Government Income Series (formerly the "Virtus U.S. Government Income Series") and of the Equity Series (formerly the "Virtus Equity Series") (individually and collectively, the "Series") of Security First Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Security First Group, Inc. at 11365 West Olympic Boulevard, Los Angeles, California 90064, on April 30, 1998 at 10:00 a.m. P.S.T. (the "Special Meeting") for the following purposes:

1. To approve or disapprove the Interim Investment Sub-Advisory Agreement between Security First Investment Management Corporation and Virtus Capital Management, Inc. with respect to the Series (the "Interim Sub-Advisory Agreement") (Proposal 1).

2. To approve or disapprove new Investment Sub-Advisory Agreements, effective upon the termination of the Interim Sub-Advisory Agreement, between Security First Investment Management Corporation and:

          (a) BlackRock Financial Management, Inc. with respect to the U.S. Government Income Series; and

          (b)  Provident  Capital  Management,  Inc.  with respect to the Equity
               Series

         (Proposal 2).

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on March 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                            By order of the Board of Trustees


                                            Cheryl Finney
                                            Assistant Secretary

April 3, 1998

THE SHAREHOLDERS OF THE SERIES ARE INVITED TO ATTEND THE MEETING. THE SHARES OWNED BY SECURITY FIRST LIFE SEPARATE ACCOUNT A ("SFLSAA") IN EACH OF THE SERIES WILL BE VOTED BY SFLSAA IN ACCORDANCE WITH, AND IN PROPORTION TO, THE INSTRUCTIONS FURNISHED BY VARIABLE ANNUITY CONTRACTHOLDERS WHOSE CONTRACTS ARE INVESTED IN THE RELEVANT SHARES OF THE TRUST. CONTRACTHOLDERS, THEREFORE, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense to the Series involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the Registration on the proxy card.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               Registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

Registration                                             Valid Signature

Corporate Accounts

(1)  ABC Corp............................................ABC Corp.
(2)  ABC Corp............................................John Doe, Treasurer
(3)  ABC Corp.
              c/o John Doe, Treasurer....................John Doe
(4)  ABC Corp. Profit Sharing Plan.......................John Doe, Trustee

Trust Accounts

(1)  ABC Trust...........................................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
              u/t/d 12/28/78.............................Jane B. Doe

Custodial or Estate Accounts

(1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA..............John B. Smith
(2)  Estate of John B. Smith.............................John B. Smith, Jr.,
                                                         Executor

                          U.S. GOVERNMENT INCOME SERIES
                                  EQUITY SERIES
                                       OF
                              SECURITY FIRST TRUST

                          11365 West Olympic Boulevard
                          Los Angeles, California 90064

                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 30, 1998

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Security First Trust (the "Trust") for the U.S. Government Income Series (formerly the "Virtus U.S. Government Income Series") and the Equity Series (formerly the "Virtus Equity Series") (individually and collectively, the "Series"), for use at a Special Meeting of Shareholders of the Series to be held at 10:00 a.m. on April 30, 1998 at the offices of Security First Group, Inc. ("Security First Group"), 11365 West Olympic Boulevard, Los Angeles, California 90064, and any adjournments thereof (collectively, the "Special Meeting"). A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying proxy card are first being sent or given to shareholders on or about April 3, 1998. The costs of solicitation and the expenses incurred in connection with preparing Proposal 1 of this Proxy Statement and its enclosures will be paid by First Union National Bank ("FUNB"), the parent of Virtus Capital Management, Inc. ("VCM"), the Series's Sub-Adviser. The costs of solicitation and the expenses incurred in connection with preparing Proposal 2 of this Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual and semi-annual report are available to shareholders upon request without charge by writing or by calling toll-free:

                           Security First Group, Inc.
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                               Attn: Bank Services
                                 1-800-284-4536.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Trust at the above address before the date of the Special Meeting.

         For ease of reference, the following table lists the proposals to be acted on by the shareholders of the Series, and indicates which Series are eligible to vote on each such proposal:





Proposal          Description                                             Series Affected

 (1)              The consideration of the Interim Sub-                   U.S. Government Income Series
                  Advisory Agreement between Security                     Equity Series
                  First Investment Management
                  Corporation (the "Adviser") and Virtus
                  Capital Management, Inc.

(2)(a)            The consideration of a New Investment Sub-              U.S. Government Income Series
                  Advisory Agreement between the Adviser
                  and BlackRock Financial Management, Inc.,
                  effective upon the termination of the Interim
                  Sub-Advisory Agreement.

(2)(b)            The consideration of a New Investment Sub-              Equity Series
                  Advisory Agreement between the Adviser
                  and Provident Capital Management,
                  Inc., effective upon the termination of the
                  Interim Sub-Advisory Agreement.


         The Trustees do not know of any actions to be considered at the Meeting other than the above-mentioned proposals. If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.

         Security First Life Separate Account A ("SFLSAA"), a separate account created pursuant to Delaware insurance law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), owns all of the shares of the Series. As a result, it has the right to vote upon certain matters that the 1940 Act requires to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting. SFLSAA will vote the shares of each of the Series in accordance with the instructions furnished by variable annuity contractholders whose contract values are invested in shares of each of the relevant Series. In the event that a contractholder fails to give instructions as to a proposal described in the proxy card, the Shares that are the subject of such instructions will be voted for the proposals. Shares as to which no proxies are received will be voted proportionately based upon the voting instructions given by other contractholders. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote. Contractholder voting instructions may be revoked at any time by submitting a subsequently dated proxy card or by giving written notice of revocation to the Secretary.

         The number of Shares of each Series for which each contractholder is entitled to give voting instructions to SFLSAA is computed as follows:

         (1)      For a contract/certificate in the accumulation phase:

                  The total value of accumulation units in that Series held under the contract/certificate as of the record date, divided by the net asset value of one share of the Series on that same date; and

         (2) For a contract/certificate in the payout phase:

                  The  actuarial  value of annuity  units in that Series held by
         SFLSAA attributable to the future annuity payments under the contract/certificate in that Series as of the record date, divided by the net asset value of one share of the Series on that same date.

         The Board has fixed the close of business on March 23, 1998 as the record date (the "Record Date") for the determination of shareholders of the Series entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, the following number of Shares of the Series were outstanding:


                                                             Shares
Series                                                     Outstanding
U.S. Government Income Series

Equity   Series


                                     Total


           Under the Trust's Declaration of Trust dated February 13, 1987, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         In order that your Shares may be represented at the Special Meeting, you are requested to:

          -    indicate your instructions on the enclosed proxy card;

          -    date and sign the proxy card;

          - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

          - allow sufficient time for the proxy card to be received on or before 10:00 a.m. P.S.T. on
             April 30, 1998.


                         REASON FOR THE SPECIAL MEETING

         Security First Investment Management Corporation ("Security Management" or the "Adviser") is the investment adviser and business manager of the Series pursuant to a Master Investment Management and Advisory Agreement (the "Master Advisory Agreement") dated October 30, 1997. Security Management is a wholly-owned subsidiary of Security First Group, whose business primarily involves insurance marketing and service and acting as an insurance holding company. Security First Group is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Security Management and Security First Group maintain their principal place of business at 11365 West Olympic Boulevard, Los Angeles, California 90064. Pursuant to its authority under the terms of the Master Advisory Agreement, Security Management executed a Sub-Advisory Agreement with VCM dated October 30, 1997 (the "Previous Sub- Advisory Agreement"). This Previous Sub-Advisory Agreement was approved by the shareholders on October 29, 1997.

         As discussed below, VCM was a wholly-owned subsidiary of Signet Banking Corporation ("Signet"). Effective November 28, 1997, Signet was merged with and into First Union Corporation ("First Union"), the parent of FUNB, in exchange for shares of common stock of First Union (the "Merger"), and VCM became a wholly-owned subsidiary of FUNB. VCM's operations were not substantially changed as a result of the Merger. The only significant change resulting from the Merger which affects the Series is that First Union is now the ultimate parent of VCM.

         Under the 1940 Act, an assignment is defined as any direct or indirect transfer of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. An investment advisory agreement, including a sub-advisory agreement, is automatically terminated in the event of an assignment.

         The Merger of Signet into First Union is presumed to be an indirect change of control of VCM, and is, therefore, an assignment of the Previous Sub-Advisory Agreement under the 1940 Act. As a result, the Previous Sub-Advisory Agreement was terminated as of the effective date of the

Merger, and a new sub-advisory agreement must be executed. In accordance with the 1940 Act, the new sub-advisory agreement must be approved by a majority of the outstanding Shares of the Series.

         Reason for Proposal 1

         The Securities and Exchange Commission (the "SEC") granted the Trust an exemption to allow VCM to continue to serve as the Sub-Adviser of the Series without shareholder approval for a period of up to 120 days following the termination date of the Previous Sub-Advisory Agreement (the "Interim Period"), provided that the Trust submits the Interim Sub-Advisory Agreement executed between Security Management and VCM (the "Interim Sub-Advisory Agreement") for shareholder approval.

         Reason for Proposal 2

         Because VCM is withdrawing from the business of providing advisory services to registered investment companies, new sub-advisory agreements must be entered into with respect to the Series when the Interim Period expires on March 28, 1998. After considering the various factors detailed below, the Trustees approved new sub-advisory agreements with BlackRock Financial Management, Inc. with respect to the U.S. Government Income Series and with Provident Capital Management, Inc. with respect to the Equity Series. These new sub-advisory agreements will become effective on or about March 30, 1998 (the first business day following the expiration of the Interim Period) and must be approved by shareholders within 120 days of their effectiveness.

         The shareholders are asked to vote upon both the Interim Sub-Advisory Agreement and the new sub-advisory agreements, which will go into effect upon expiration of the Interim Period.


PROPOSAL 1

TO APPROVE OR DISAPPROVE AN INTERIM INVESTMENT SUB-ADVISORY
AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT
CORPORATION  AND VIRTUS CAPITAL MANAGEMENT, INC. WITH RESPECT TO
THE SERIES.  (BOTH U.S. GOVERNMENT INCOME SERIES AND EQUITY SERIES)


                              SUMMARY OF PROPOSAL 1

         For the reasons discussed above and based upon an analysis of the factors described below, a majority of the Trustees of the Trust have approved Security Management's execution of the Interim Sub-Advisory Agreement with VCM. The Trustees met on October 7, 1997, to evaluate whether an interim agreement was in the best interests of the Series. A majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Adviser or Sub-Adviser as such term is defined in the 1940 Act (the "Independent
Trustees"), approved the Interim Sub- Advisory Agreement for the Series effective upon the Merger, which occurred on November 28,

1997. Pursuant to an order issued by the SEC, all fees payable under the Interim Sub-Advisory Agreement will be placed in an interest-bearing escrow account and will be paid to VCM if the shareholders approve the contract. Any money in such account will be paid to the Series in the absence of shareholder approval. The Interim Sub-Advisory Agreement contains substantially the same terms and conditions as the Previous Sub-Advisory Agreement (as described below). The only difference between the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement is the length of time for which each Agreement is in effect. A description of the Interim Sub- Advisory Agreement pursuant to which VCM continues as investment sub-adviser to the Series, as well as the services to be provided by VCM pursuant thereto, is set forth below under "The Interim Sub-Advisory Agreement."


                              INFORMATION ABOUT VCM

         As discussed above, Security Management is directly responsible for providing investment advisory and business management services to the Series under the Master Advisory Agreement. VCM became the Series' Sub-Adviser pursuant to the Previous Sub-Advisory Agreement.

         VCM, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (a division of Signet Trust Company), was a wholly-owned subsidiary of Signet prior to the Merger. As discussed above, Signet was merged with and into First Union, and VCM is now wholly-owned by FUNB, a wholly-owned subsidiary of First Union. The principal offices of First Union and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288-1195. VCM's principal offices are located at 707 East Main Street, Suite 1300, Richmond, Virginia 23219.
VCM has served as the Sub-Adviser to the Series since 1994.

         As of December 31, 1997, VCM had investment authority over $2.2 billion in assets. VCM advised 15 mutual funds having over $1.5 billion in assets. In addition, VCM managed three fixed income common trust funds with $104 million in assets.

         Until March 2, 1998, VCM also managed and advised The Virtus U.S. Government Securities Fund and The Style Manager: Large Cap Fund. These Funds were registered management investment companies with sizable total net assets and had substantially similar investment objectives and policies as the U.S. Government Income Series and the Equity Series, respectively. As of March 2, 1998, these two funds consummated reorganizations pursuant to which they were merged into funds managed by affiliates of FUNB. The table below indicates the size of each of the Funds and the advisory fees that were paid by each to VCM:



                                                                                   Rate of investment
                                                     Total Net assets           advisory compensation
Fund                                                 on June 30, 1997            (% of average daily net assets)
----                                                 ----------------            -------------------------------

The Virtus U.S. Government
Securities Fund                                      $161.8 Million              0.75%*

The Style Manager: Large Cap Fund                    $105.0 Million              0.75%*


* VCM waived a portion of its fees for each portfolio.


         VCM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). The name and address of each of the executive officers and the directors of VCM are set forth in Appendix A to this Proxy Statement.


                           EVALUATION BY THE TRUSTEES

         The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the Interim Sub-Advisory Agreement. On October 7, 1997, the Trustees, including a majority of the independent Trustees, voted to approve the Interim Sub-Advisory Agreement and to submit the proposed Interim Sub-Advisory Agreement to the shareholders of the Series.

         The material factors considered by the Trustees were the nature and quality of services rendered by VCM; VCM's performance under the Previous Sub-Advisory Agreement; the performance of similar funds advised by VCM; the amount of sub-advisory fees to be paid; financial strength and insurance coverage; investment advisory experience and reputation; VCM's code of ethics and compliance controls; and administrative support services. The Trustees also considered the fact that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Previous Sub-Advisory Agreement.

         The factor that the Trustees considered most significant was that the Series would continue to receive the benefit of sub-advisory services of no lesser quality or scope than had been provided under the Previous Sub-Advisory Agreement, at no increase in the sub-advisory fee to be paid for such services. The Trustees were also satisfied that VCM (1) is knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Series, and (2) has the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the Interim Sub-Advisory Agreement adequately. The Trustees determined that the Series would receive the benefit of maintaining uninterrupted sub-advisory services of the same quality, scope and cost as the Series received before the Merger.

         After carefully reviewing the material above, the Trustees believe that the best interests of the shareholders of the Series would be served if the Interim Sub-Advisory Agreement is approved, and the Sub-Adviser thereby receives its fees for services during the Interim Period. Such fees are no greater than those previously approved by the shareholders under the Previous Sub-Advisory Agreement for the same time period.


                       THE PREVIOUS SUB-ADVISORY AGREEMENT

         Under the terms of the Previous Sub-Advisory Agreement dated October 30, 1997, VCM managed each Series and continually conducted investment research and supervision of the Series. VCM also was responsible for the purchase and sale of portfolio securities. Except for provisions regarding duration, the terms of the Previous Sub-Advisory Agreement were identical to the terms of the Interim Sub-Advisory Agreement (see "The Interim Sub-Advisory Agreement" below).

         Fees and Expenses

         Under the Previous Sub-Advisory Agreement, VCM received a sub-advisory fee from the Adviser at the annual rate of 0.75% of the average daily net assets of each of the Series. The sub- advisory fee was accrued for each calendar day and the sum of the daily fee accruals was paid monthly. The Previous Sub-Advisory Agreement provided that the sub-advisory fee would be waived to the extent that the expenses of either Series must be reduced in order to comply with any state law expense limitation, if the aggregate expenses of the Series exceed such expense limitation and the Adviser has waived all or a portion of its fees pursuant to the Master Advisory Agreement. The Sub-Adviser also could voluntarily waive a greater amount of its fee than required by this provision or could make contributions to the Series in order to maintain the expenses of the Series below the levels required by state law.

         During the fiscal year ended July 31, 1997, VCM earned a sub-advisory fee of $153,616 from the U.S. Government Income Series, but waived $69,578 pursuant to the Previous Sub- Advisory Agreement. In the same fiscal year, VCM earned a sub-advisory fee of $233,813 from the Equity Series, but waived $14,845 pursuant to the Previous Sub-Advisory Agreement.

         Duration

         Under its provisions, the Previous Sub-Advisory Agreement was to remain in effect for an initial term of two years and would continue in effect from year to year thereafter, provided that such continuance was approved at least annually by either a majority of Trustees or a majority of the outstanding voting securities of the Series, and a majority of the Independent Trustees who are not parties to the Agreement.

                       THE INTERIM SUB-ADVISORY AGREEMENT

         The description of the Interim Sub-Advisory Agreement in this Proxy Statement is qualified entirely by reference to the actual Interim Sub-Advisory Agreement, attached hereto as Exhibit A. The terms of the Interim Sub-Advisory Agreement are identical in all material respects to the Previous Sub-Advisory Agreement with the exception of the length of time for which the agreement is to be in effect. The management and advisory services to be provided by VCM under the Interim Sub-Advisory Agreement are identical to those currently provided by VCM under the Previous Sub- Advisory Agreement. VCM must obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations under the Interim Sub-Advisory Agreement. In addition, VCM must formulate and implement a continuous program for performance of its services.

         Pursuant to the terms of the Interim Sub-Advisory Agreement, VCM has discretion to purchase or sell securities on behalf of the Series in accordance with their respective investment objectives or restrictions. The Interim Sub-Advisory Agreement permits VCM to communicate with brokers, dealers, custodians or other parties on behalf of such Series, and to allocate brokerage or obtain research services from organizations with which the Trust or Security Management may be dealing. See "Portfolio Transactions."

         Fees and Expenses

         The Interim Sub-Advisory Agreement contains the same provisions with respect to fees and expenses as described under the Previous Sub-Advisory Agreement.

         Duration

         The Interim Sub-Advisory Agreement will automatically terminate on March 28, 1998, the expiration of the Interim Period.

         Limitation of Liability

         As in the Previous Sub-Advisory Agreement, VCM is not liable to the Trust or to the Adviser for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         Termination; Assignment

         The Interim Sub-Advisory Agreement can be terminated, without penalty, by the Adviser on sixty (60) days' written notice to VCM or by the VCM on sixty
(60) days' written notice to the Adviser. The Series also can terminate the Interim Sub-Advisory Agreement, by either a majority vote of the outstanding voting shares of the Series or a resolution of the Trustees, on 60 days' written notice to both the Adviser and to VCM. The Interim Sub-Advisory Agreement automatically terminates in the event of its Assignment or in the event of the termination of the Master Advisory Agreement. The Previous Sub-Advisory Agreement contained identical provisions as to termination and assignment.


                             PORTFOLIO TRANSACTIONS

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Master Advisory Agreement. Under the terms of each sub-advisory agreement between Security Management and a sub-adviser with respect to a Series, including the Interim Sub-Advisory Agreement, a sub-adviser such as VCM may allocate brokerage and principal business or obtain research services from organizations with which the Trust or the sub-adviser may be dealing. However, Security Management is ultimately responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

         In purchasing and selling the Trust's portfolio securities, it is Security Management's and the sub-advisers' policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, a Series may pay higher brokerage commissions in return for brokerage and research services, although it has no current arrangement to do so. In selecting broker-dealers to execute a Series' portfolio transactions, Security Management and the sub-adviser consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services they provide to Security Management, the sub- adviser or the Series.

         Security Management may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the sub-adviser by or through broker-dealers.

         A sub-adviser may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings.

         Security Management and the sub-advisers receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons. Research services received from broker-dealers are supplemental to Security Management's and the sub-advisers' own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

         Each year, Security Management and the sub-advisers will assess the contribution of the brokerage and research services provided by broker-dealers and will allocate a portion of the brokerage business of clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

         Security Management and the sub-advisers cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. In some instances, Security Management and the sub-advisers will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the sub-advisers in serving other clients, but they can also be useful in serving the Trust.

         Neither Security Management nor the sub-advisers allocate business to any broker-dealer on the basis of its sales of shares of the Series. However, this does not mean that broker-dealers who purchase Series shares for their clients will not receive other business from the Trust.

         Some of the sub-advisers' other clients have investment objectives and programs similar to those of the Series. A sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series it advises. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the sub-advisers' policy not to favor one client over another in making recommendations or in placing orders. If two or more of a sub-adviser's clients are purchasing a given security on the same day from the same broker-dealer, the sub-adviser may average the price of the transactions and allocate the average among the clients participating in the transaction. Each sub-adviser has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

         All brokerage commissions will be allocated by the sub-advisers according to the foregoing policies. The U.S. Government Income Series paid no brokerage commissions or discounts to securities dealers for the fiscal year ended July 31, 1997. The Equity Series paid brokerage commissions to securities dealers in the amount of $[13,361] for the fiscal year ended July 31, 1997.

                                  REQUIRED VOTE

         Approval of the Interim Sub-Advisory Agreement requires the affirmative vote of a "majority" of the outstanding voting shares of each of the Series acting independently. Majority, as defined in the 1940 Act, means the lesser of:
(a) 67% of the voting securities of the Series present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding voting securities of the Series ("Majority Vote"). Rejection of the proposed Agreement by one Series will not prevent it from being approved by the other Series.


THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT
TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL
OF THE INTERIM SUB-ADVISORY AGREEMENT.



PROPOSAL 2(a)

TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND BLACKROCK FINANCIAL MANAGEMENT, INC. WITH RESPECT TO THE U.S. GOVERNMENT INCOME SERIES, EFFECTIVE UPON THE TERMINATION OF THE INTERIM SUB-ADVISORY AGREEMENT. (U.S. GOVERNMENT INCOME SERIES
ONLY)


                            SUMMARY OF PROPOSAL 2(a)

         Based on an analysis of factors described below, a majority of the Trustees of the Trust have approved the Adviser's execution of a new Investment Sub-Advisory Agreement (the "BlackRock Sub-Advisory Agreement") with BlackRock Financial Management, Inc. ("BlackRock"). At a meeting of the Trustees held on February 24, 1998, the Trustees, including the Independent Trustees, approved the BlackRock Sub-Advisory Agreement, which contains substantially the same terms and conditions as the Previous Sub-Advisory Agreement, with the exception that the sub-advisory fee is lower. The BlackRock Sub-Advisory Agreement is effective March 30, 1998 (the first business day following the termination of the Interim Sub-Advisory Agreement), and if approved by shareholders, will have an initial duration of two years and will continue for successive annual periods thereafter, provided such continuance is approved at least annually by both a majority of all of the Trustees and a majority of the Independent Trustees or by a Majority Vote of the outstanding voting shares of the Series. In addition, Security Management has agreed to lower its advisory fee from the annual rate of 0.90% of the value of the daily net assets of the Series to 0.55% of the daily net assets if the BlackRock Sub-Advisory Agreement is approved by shareholders.


                           INFORMATION ABOUT BLACKROCK

         BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is a wholly-owned subsidiary of PNC Bank, N.A. The principal offices of BlackRock and BlackRock, Inc. are located at 345 Park Avenue, New York, New York 10154, with additional offices in Philadelphia, Wilmington, Chicago and Edinburgh. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities.

         As of December 31, 1997, BlackRock, Inc. and its subsidiaries managed or administered approximately $108 billion in assets, including $54.9 billion in fixed income, $11.5 billion in equity and $41.6 billion in liquidity investments.

         Investment companies with similar investment objectives to the Series for which BlackRock provides investment advisory services, the amount of their net assets as of December 31, 1997, and the annual rates of BlackRock's fees for its services to such companies are indicated in the table below:

                                                                                Rate of investment
                                                     Total Net assets on        advisory compensation
Fund                                                 December 31, 1997           (% of average daily net assets)
----                                                 -----------------           -------------------------------


BlackRock Government Income Portfolio                  $23.2 Million                    0.50%*

BlackRock Intermediate Government
Bond Portfolio                                       $139.7 Million                     0.50%*


* During fiscal year 1997, BlackRock has agreed to waive a portion of its fees for each portfolio.


BlackRock is registered as an investment adviser with the SEC under the Advisers Act. The principal executive officers and the directors of BlackRock are:

Name and
Position with BlackRock                                       Address

Laurence D. Fink                                              BlackRock Financial Management, Inc.
Chairman, Chief Executive Officer                             345 Park Avenue
 and Director                                                 New York, New York  10154

                                                       -13-





Position with BlackRock                                                Address

Ralph L. Schlosstein                                          BlackRock Financial Management, Inc.
President                                                     345 Park Avenue
                                                              New York, New York  10154

Robert S. Kapito                                              BlackRock Financial Management, Inc.
Vice Chairman                                                 345 Park Avenue
                                                              New York, New York  10154

Susan L. Wagner                                               BlackRock Financial Management, Inc.
Managing Director                                             345 Park Avenue
 and Secretary                                                New York, New York  10154



No Trustee or officer of the Series is an officer, employee, director or security holder of BlackRock or has any other material direct or indirect interest in BlackRock or in BlackRock's parent or affiliates.


                  EVALUATION BY THE TRUSTEES AND REASONS FOR THE PROPOSAL

         At a meeting on February 24, 1998, the Trustees reviewed and considered various materials furnished by BlackRock. The materials described, among other matters, BlackRock and its affiliates, senior personnel, portfolio managers, analysts, economists, and others, methods of operation, investment philosophies and financial condition. Representatives of BlackRock discussed with the Trustees the written materials and responded to questions from the Trustees. At the end of this meeting, the Trustees, including the Independent Trustees, determined that entering into a sub- advisory relationship with BlackRock was in the best interests of the Series, and therefore, voted to approve the BlackRock Sub-Advisory Agreement.

         The factors that the Trustees considered most significant were BlackRock's experience and past performance in managing securities portfolios with similar investment objectives as the Series and BlackRock's willingness to serve as sub-adviser for a lower fee than that charged by the former Sub-Adviser. In addition, the Adviser informed the Trustees that it would agree to lower its management fee, from an annual rate of 0.90 % to 0.55% of the daily net assets of the Series, if shareholders approve the BlackRock Sub-Advisory Agreement. The Trustees were also satisfied that BlackRock (1) is knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Series, and (2) has the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the BlackRock Sub-Advisory Agreement adequately.

                  TERMS OF THE BLACKROCK SUB-ADVISORY AGREEMENT

         The description of the BlackRock Sub-Advisory Agreement is qualified entirely by reference to the actual BlackRock Sub-Advisory Agreement, attached hereto as Exhibit B. The terms of the BlackRock Sub-Advisory Agreement are substantially the same as those contained in the Previous Sub-Advisory Agreement with the exception of the length of time that the BlackRock Sub-Advisory Agreement will be in effect and the amount of the sub-advisory fee.

         Under the BlackRock Sub-Advisory Agreement, BlackRock is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sales orders for portfolio transactions.

         Expenses and Fees

         Pursuant to the BlackRock Sub-Advisory Agreement, the Adviser will pay BlackRock a monthly fee at an annual rate of 0.40% of the Series' average daily net assets.

         Duration

         Pursuant to its terms, the BlackRock Sub-Advisory Agreement will remain in effect for two years following its date of execution, provided that the Agreement has been approved by shareholders of the Series. It will continue in effect thereafter so long as its continuance is specifically approved annually by either the Trust's Trustees or a majority of the outstanding voting securities of the Series, provided that, in either event, the continuance also is approved by at least a majority of the Independent Trustees, who are not parties to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         Expense Reimbursement

          As in the Previous Sub-Advisory Agreement, the Sub-Adviser will waive its fee to the extent that the Series' expenses must be reduced in order to comply with state law expense limitations and also may voluntarily reduce its fee or make contributions to the Series so as to reduce the Series' expenses to a level below that required by law.

         Limitation of Liability

         As in the Previous Sub-Advisory Agreement, BlackRock is not liable to the Trust or to the Adviser for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of BlackRock.

         Termination; Assignment

          The Previous Sub-Advisory Agreement could be terminated, without penalty, by the Adviser on sixty (60) days' written notice to the Sub-Adviser or by the Sub-Adviser on sixty (60) days' written notice to the Adviser. The Series also could terminate the Previous Sub-Advisory Agreement, by either a majority vote of the outstanding voting shares of the Series or a resolution of the Trustees, on 60 days' written notice to both the Adviser and the Sub-Adviser. The Previous Sub-Advisory Agreement automatically terminated in the event of its Assignment or in the event of the termination of the Main Advisory Agreement. The BlackRock Sub-Advisory Agreement contains identical provisions as to termination and assignment.



                             PORTFOLIO TRANSACTIONS

         BlackRock will have the same duties and responsibilities as the previous Sub-Adviser with respect to the allocation of principal business and portfolio brokerage (see "Proposal 1-- Portfolio Transactions" above).


                                  REQUIRED VOTE

         Approval of the BlackRock Sub-Advisory Agreement requires the Majority Vote (as previously defined herein) of shareholders.

         If the BlackRock Sub-Advisory Agreement is approved by shareholders, the Master Advisory Agreement between the Trust and Security Management will be amended to reduce the annual management fee payable to Security Management to 0.55% of the average daily net assets of the Series from the current rate of
0.90%. If the BlackRock Sub-Advisory Agreement is not approved by the shareholders of the Series, the Trustees will consider other possible courses of action which are in the best interests of shareholders.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT
TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL
OF THE BLACKROCK SUB-ADVISORY AGREEMENT.



PROPOSAL 2(b)

TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION AND
PROVIDENT CAPITAL MANAGEMENT, INC. WITH RESPECT TO THE EQUITY

SERIES, EFFECTIVE UPON THE TERMINATION OF THE INTERIM SUB-ADVISORY AGREEMENT. (EQUITY SERIES ONLY)


                            SUMMARY OF PROPOSAL 2(b)

         Based on an analysis of factors described below, a majority of the Trustees of the Trust have approved the Adviser's execution of a new Investment Sub-Advisory Agreement (the "Provident Sub-Advisory Agreement") with Provident Capital Management, Inc. ("Provident"). At a meeting of the Trustees held on February 24, 1998, the Trustees, including the Independent Trustees, approved the Provident Sub-Advisory Agreement, which contains substantially the same terms and conditions as the Previous Sub-Advisory Agreement, with the exception that the sub-advisory fee is lower. The Provident Sub-Advisory Agreement is effective March 30, 1998 (the first business day following the termination of the Interim Sub-Advisory Agreement), and if approved by shareholders, will have an initial duration of two years and will continue for successive annual periods thereafter, provided such continuance is approved at least annually by both a majority of all of the Trustees and a majority of the Independent Trustees or by a Majority Vote of the outstanding voting shares of the Series. In addition, Security Management has agreed to lower its advisory fee from the annual rate of 0.90% of the value of the daily net assets of the Series to 0.70% of the daily net assets if the Provident Sub-Advisory Agreement is approved by shareholders.


                           INFORMATION ABOUT PROVIDENT

         Provident is a wholly-owned subsidiary of BlackRock, Inc., which is a wholly-owned subsidiary of PNC Bank, N.A. The principal offices of Provident and BlackRock, Inc. are located at 345 Park Avenue, New York, New York 10154, with other offices in Philadelphia, Wilmington, Chicago and Edinburgh. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities.

         As of December 31, 1997, BlackRock, Inc. and its subsidiaries managed or administered approximately $108 billion in assets, including $54.9 billion in fixed income, $11.5 billion in equity and $41.6 billion in liquidity investments.

         Investment companies with similar investment objectives to the Series for which Provident provides investment advisory services, the amount of their net assets as of December 31, 1997, and the annual rates of Provident's fees for its services to such companies are indicated in the table below:




                                                                                Rate of investment
                                                     Total Net assets on        advisory compensation
Fund                                                 December 31, 1997           (% of average daily net assets)
----                                                 -----------------           -------------------------------


BlackRock Select Equity Portfolio                    $736.7 Million              0.52%*

BlackRock Large Cap Value Portfolio                  $1,409.2 Million            0.54%*


* During fiscal year 1997, Provident has agreed to waive a portion of its fees for each portfolio.


Provident is registered as an investment adviser with the SEC under the Advisers Act. The principal executive officers and directors of Provident are:


Name and
Position with Provident                              Address

Laurence D. Fink                                     Provident Capital Management, Inc.
Chairman, Chief Executive Officer                    1600 Market Street
 and Director                                        Philadelphia, Pennsylvania 19103


Ralph L. Schlosstein                                 Provident Capital Management, Inc.
President                                            1600 Market Street
                                                     Philadelphia, Pennsylvania 19103

Robert S. Kapito                                     Provident Capital Management, Inc.
Vice Chairman                                        1600 Market Street
                                                     Philadelphia, Pennsylvania 19103

Susan L. Wagner                                      Provident Capital Management, Inc.
Managing Director                                    1600 Market Street
and Secretary                                        Philadelphia, Pennsylvania 19103


No Trustee or officer of the Series is an officer, employee, director or security holder of Provident or has any other material direct or indirect interest in Provident or in Provident's parent or affiliates.

         On or about March 31, 1998, Provident will be merged into BlackRock. Provident's responsibilities under the Provident Sub-Advisory Agreement will be assumed by BlackRock, and it is expected that substantially all of the Provident employees responsible for providing sub- advisory services to the Series will become employees of BlackRock. Because Provident and

BlackRock are both wholly-owned subsidiaries of BlackRock, Inc. and all of the directors and officers of Provident are also the directors and officers of BlackRock, the merger will not result in an assignment under the 1940 Act (as previously described herein) of the Provident Sub-Advisory Agreement. The Provident Sub-Advisory Agreement, therefore, will continue in effect after the merger.


            EVALUATION BY THE TRUSTEES AND REASONS FOR THE PROPOSAL

         At a meeting on February 24, 1998, the Trustees reviewed and considered various materials furnished by Provident. The materials described, among other matters, Provident and its affiliates, senior personnel, portfolio managers, analysts, economists, and others, methods of operation, investment philosophies and financial condition. Representatives of Provident discussed with the Trustees the written materials and responded to questions from the Trustees. At the end of this meeting, the Trustees, including the Independent Trustees, determined that entering into a sub- advisory relationship with Provident was in the best interests of the Series, and therefore, voted to approve the Provident Sub-Advisory Agreement.

         The factors that the Trustees considered most significant were Provident's experience and past performance in managing securities portfolios with similar investment objectives as the Series and Provident's willingness to serve as sub-adviser for a lower fee than that charged by the former Sub-Adviser. In addition, the Adviser informed the Trustees that it would agree to lower its management fee, from an annual rate of 0.90 % to 0.70% of the daily net assets of the Series, if shareholders approve the Provident Sub-Advisory Agreement. The Trustees were also satisfied that Provident (1) is knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Series, and (2) has the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the Provident Sub-Advisory Agreement adequately.


                  TERMS OF THE PROVIDENT SUB-ADVISORY AGREEMENT

         The description of the Provident Sub-Advisory Agreement is qualified entirely by reference to the actual Provident Sub-Advisory Agreement, attached hereto as Exhibit C. The terms of the Provident Sub-Advisory Agreement are substantially the same as those contained in the Previous Sub-Advisory Agreement with the exception of the length of time that the Provident Sub-Advisory Agreement will be in effect and the amount of the sub-advisory fee.

         Under the Provident Sub-Advisory Agreement, Provident is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sales orders for portfolio transactions.

         Expenses and Fees

         Pursuant to the Provident Sub-Advisory Agreement, the Adviser will pay Provident a monthly fee at an annual rate of 0.55% of the Series' average daily net assets.

         Duration

         Pursuant to its terms, the Provident Sub-Advisory Agreement will remain in effect for two years following its date of execution, provided that the Agreement has been approved by shareholders of the Series. It will continue in effect thereafter so long as its continuance is specifically approved annually by either the Trust's Trustees or a majority of the outstanding voting securities of the Series, provided that, in either event, the continuance also is approved by at least a majority of the Independent Trustees, who are not parties to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         Expense Reimbursement

          As in the Previous Sub-Advisory Agreement, the Sub-Adviser will waive its fee to the extent that the Series' expenses must be reduced in order to comply with state law expense limitations and also may voluntarily reduce its fee or make contributions to the Series so as to reduce the Series' expenses to a level below that required by law.

         Limitation of Liability

         As in the Previous Sub-Advisory Agreement, Provident is not liable to the Trust or to the Adviser for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Provident.

         Termination; Assignment

           The Previous Sub-Advisory Agreement could be terminated, without penalty, by the Adviser on sixty (60) days' written notice to the Sub-Adviser or by the Sub-Adviser on sixty (60) days' written notice to the Adviser. The Series also could terminate the Previous Sub-Advisory Agreement, by either a majority vote of the outstanding voting shares of the Series or a resolution of the Trustees, on 60 days' written notice to both the Adviser and the Sub-Adviser. The Previous Sub-Advisory Agreement automatically terminated in the event of its Assignment or in the event of the termination of the Master Advisory Agreement. The Provident Sub-Advisory Agreement contains identical provisions as to termination and assignment.

                             PORTFOLIO TRANSACTIONS

         Provident shall have the same duties and responsibilities as the previous Sub-Adviser with respect to the allocation of principal business and portfolio brokerage (see "Proposal 1--Portfolio Transactions above").


                                  REQUIRED VOTE

         Approval of the Provident Sub-Advisory Agreement requires the Majority Vote (as previously defined herein) of shareholders.

         If the Provident Sub-Advisory Agreement is approved by shareholders, the Master Advisory Agreement between the Trust and Security Management will be amended to reduce the annual management fee to 0.70% of the average daily net assets of the Series from the current rate of 0.90%. If the Provident Sub-Advisory Agreement is not approved by the shareholders of the Series, the Trustees will consider other possible courses of action which are in the best interests of shareholders.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT
TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL
OF THE PROVIDENT SUB-ADVISORY AGREEMENT.



                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         Voting Rights

         Under the Declaration of Trust, shares of each Series of the Trust vote separately as a class on matters submitted to the shareholders except as to voting for Trustees and independent auditors and except as otherwise may be required by the 1940 Act. In regard to the election of Trustees and the approval of independent auditors, shareholders of all Series of the Trust vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, such as is the case of approval of advisory and sub-advisory contracts, then only the shareholders of the affected Series will be entitled to vote on that particular matter. Approval of such a matter by one or more Series will not affect the interests of any other Series of the Trust.

         Shareholder Meetings

         The Trust is not required to, and does not intend to, hold annual meetings of its shareholders. Anyone wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at

11365 West Olympic Boulevard, Los Angeles, California 90064, such that they will be received in a reasonable period of time before any such meeting.


April 3, 1998


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO
COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                   APPENDIX A

The names and addresses of the executive officers and directors of Virtus Capital Management, Inc. are as follows:

OFFICERS:


Name and
Position with VCM                                                  Address



David C. Francis, Chief Investment Officer                         First Union National Bank
                                                                   201 South College Street
                                                                   Charlotte, North Carolina 28288-1195
Tanya Orr Bird, Vice President                                     Virtus Capital Management, Inc.
                                                                   707 East Main Street
                                                                   Suite 1300
                                                                   Richmond, Virginia  23219
Josie Clemons Rosson, Vice President, Assistant                    Virtus Capital Management, Inc.
Secretary                                                          707 East Main Street
                                                                   Suite 1300
                                                                   Richmond, Virginia  23219
L. Robert Cheshire, Vice President                                 First Union National Bank
                                                                   201 South College Street
                                                                   Charlotte, North Carolina 28288-1195
John E. Gray, Vice President                                       First Union National Bank
                                                                   201 South College Street
                                                                   Charlotte, North Carolina 28288-1195
Dillon S. Harris, Jr., Vice President                              First Union National Bank
                                                                   201 South College Street
                                                                   Charlotte, North Carolina 28288-1195
J. Kellie Allen, Vice President                                    First Union National Bank
                                                                   201 South College Street
                                                                   Charlotte, North Carolina 28288-1195
Ethel B. Sutton, Vice President                                    Evergreen Asset Management Corp.
                                                                   2500 Westchester Avenue
                                                                   Purchase, New York 10577



                                                       -23-





DIRECTORS:


Name and
Position with VCM                                             Address


David C. Francis                                             First Union National Bank
                                                             201 South College Street
                                                             Charlotte, North Carolina 28288-1195
Donald A. McMullen                                           First Union National Bank
                                                             201 South College Street
                                                             Charlotte, North Carolina 28288-1195
William M. Ennis                                             First Union National Bank
                                                             201 South College Street
                                                             Charlotte, North Carolina 28288-1195
Barbara J. Colvin                                            First Union National Bank
                                                             201 South College Street
                                                             Charlotte, North Carolina 28288-1195
William D. Munn                                              First Union National Bank
                                                             201 South College Street
                                                             Charlotte, North Carolina 28288-1195


                                                               EXHIBIT A


                         INTERIM SUB-ADVISORY AGREEMENT

                                     between

                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

                                       and

                         VIRTUS CAPITAL MANAGEMENT, INC.


         INTERIM SUB-ADVISORY AGREEMENT (the "Agreement"), made this 28th day of November, 1997, by and between SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Adviser"), and VIRTUS CAPITAL MANAGEMENT, INC., (the "Subadviser"), a subsidiary of First Union National Bank, a corporation organized and existing under the laws of the State of North Carolina.

                                   WITNESSETH:

         WHEREAS, Security First Trust (the "Trust"), is an open-end, diversified, management investment company registered as such under the Investment Company Act of 1940 (the "Act") consisting of multiple investment series; and

         WHEREAS, shares of the Trust are made available to fund variable contracts offered by life insurance companies; and

         WHEREAS, at present the Trust is comprised of four investment series, two of which, the Virtus Equity Series and the Virtus U.S. Government Income Series (collectively, the "Virtus Series"), are the subject of this Agreement; and

         WHEREAS, the Trust has contracted with the Adviser for the Adviser to provide investment advisory, business management and administrative services to the Trust on behalf of the Virtus Series pursuant to a Master Investment Management and Advisory Agreement (the "Advisory Agreement"); and

         WHEREAS, the Adviser is authorized by the terms of the Advisory Agreement to enter into subadvisory agreements with third parties; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment management services and desires to serve as subadviser for the Virtus Series;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

         1. The Adviser shall act as investment adviser and manager for each of the Virtus Series pursuant to the Advisory Agreement, and as such has authority and responsibility for supervising and directing the investments of the Virtus Series in accordance with their investment objectives and policies, programs and restrictions as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust pursuant to section 817(h) of the Internal Revenue Code. Pursuant to its agreement with the Trust, the Adviser, as agent and attorney-in-fact for the Trust on behalf of the Virtus Series may, when it deems appropriate, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds or other securities, and (b) place orders for the execution of such security transactions with or through such brokers, dealers or issuers as the Adviser may select subject, however, at all times to the supervision of the Board of Trustees of the Trust. The Adviser may delegate any of the foregoing authority to Subadviser; provided, however, that nothing in this Agreement shall be interpreted to derogate the responsibilities of the Adviser to the Trust or the Virtus Series under the aforementioned Advisory Agreement.

         2. The Adviser hereby employs Subadviser to render the advisory services set forth herein for the fee specified herein.

         3. During the term of this Agreement, or any extension thereof, and unless otherwise limited by the Adviser as hereinafter provided, the Subadviser will, to the best of its ability, exercise investment discretion on behalf of the Virtus Series with respect to the purchase, holding or sale of securities in accordance with the stated investment objectives and policies of the respective Virtus Series as communicated to the Subadviser by the Adviser and as is required to comply with the terms of the Advisory Agreement, the diversification requirements of the Act and section 817(h) of the Internal Revenue Code. The Subadviser shall not be required to respond to inquiries from the Adviser with regard to specific securities other than securities which are or have been held by the Virtus Series during the time this Agreement is in effect. The Adviser reserves the right, subject to shareholder approval as required by law, to limit the authority of the Subadviser herein solely in its discretion. The Subadviser shall, for all purposes stated herein, be deemed an independent contractor and shall not have custody of any of the assets of the Trust nor authority to act for or represent the Virtus Series except as expressly provided herein.

         4. The Subadviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Subadviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Virtus Series, or in the discharge of Subadviser's overall responsibilities with respect to the other accounts which it serves as investment adviser or subadviser. The Subadviser is authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Virtus Series to pay a member of a securities exchange or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of
1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which the Subadviser exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

         5. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for performance of its services pursuant to this Agreement.

         6. The Subadviser, its directors, officers and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may be required by the Trust in the preparation of registration statements, prospectuses, proxy materials, reports and other documents required by federal and state securities laws. In addition, the Subadviser, its directors, officers and employees shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Act.

         . The Subadviser agrees to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books, and other documents relating to the Virtus Series as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification. The Subadviser agrees that all accounts, books and other records maintained and preserved as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that any books and records maintained by the Subadviser on behalf of the Trust shall at all times remain the property of the Trust. Moreover, the Adviser agrees to supply the Subadviser with copies of all documents filed by the Trust with the Securities and Exchange Commission and with such other information relating to the Trust's affairs as the Subadviser may reasonably request.

         8. The Adviser shall pay the Subadviser a fee, based on the value of the net assets of each of the Virtus Series as determined in accordance with the Trust's current prospectus and statement of additional information, and computed as follows:

              (a) The fee shall be at the annual rate of 0.75 of 1% of the average daily net assets of each of the Virtus Series.

              (b) The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as is practicable after the end of each month and, in any event, by the tenth day of each succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate described in subparagraph
         (a) of this Paragraph 8, and multiplying this product by the net assets of each of the Virtus Series as determined in accordance with the procedures set forth in the Trust's current prospectus and statement of additional information as of the close of business on the previous business day.

     9. The Adviser agrees to furnish the Subadviser at its principal office all post-effective amendments to the Trust's registration statement and all prospectuses, statements of additional information, proxy materials, reports to shareholders, sales literature, and other material prepared for distribution to persons having a beneficial interest in shares of the Virtus Series, or to the public, which refer in any way to the Subadviser ten (10) days prior to use thereof and not to use such material if the Subadviser shall object thereto in writing within seven (7) days after receipt of such material. In the event of termination of this Agreement, the Adviser shall ensure that the Trust will, on written request of the Subadviser, forthwith delete any reference to the Subadviser from any materials described in the preceding sentence. The Adviser shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust and the Virtus Series as the Subadviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

     10. Nothing herein contained shall limit the freedom of the Subadviser or any affiliated person of the Subadviser to render investment supervisory and management administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms, or corporations, or to engage in other business activities. The Adviser understands and agrees that the Subadviser may give advice and take action with respect to any of its other clients which may differ from action taken under this Agreement so long as it is the Subadviser's policy, to the extent practical, to allocate investment opportunities to the Virtus Series over a period of time on a fair and equitable basis relative to other clients. It is understood that the Subadviser shall not have any obligation to purchase or sell for the Virtus Series any security which the Subadviser, its principals, affiliated persons or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Virtus Series. In discharging its duties hereunder, Subadviser shall be governed by the requirements of the Act, including, but not limited to, Section 17 thereof.

     11. The Subadviser shall not purchase or sell, or recommend the purchase or sale of the securities of any issuer for the Virtus Series on the basis of any material non-public ("inside") information.

     12. (a) This Agreement shall take effect as to each Virtus Series on November 28, 1997 (the "Effective Date") and shall continue in effect pursuant to the terms and provisions of an order, dated

November 5, 1997, which was issued by the Securities and Exchange Commission under 1940 Act Release No. 22876.

     (b) This Agreement shall continue in effect as to a Virtus Series from year to year after the initial two year period described above so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Virtus Series, and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Virtus Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party; and the Subadviser shall not have notified the Adviser nor shall the Adviser have notified the Subadviser in writing that it does not desire such continuation at least sixty (60) days prior to the termination date of this Agreement.

     (c) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days' notice in writing to the other party, or by either or both of the Virtus Series upon sixty (60) days' prior written notice to both parties hereto, provided, that in the case of termination by one or both of the Virtus Series, such actions shall have been authorized by resolution of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the affected Virtus Series.

     (d) This Agreement may not be amended without the written consent of the Adviser and Subadviser, and affirmative vote of a majority of the outstanding voting securities of the affected Virtus Series and by a vote of a majority of the Board of Trustees of the Trust including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

     (e) It is understood and agreed that this Agreement may be approved, continued, terminated without penalty or amended as to either of the Virtus Series without affecting the other Virtus Series. The approval, continuation, termination without penalty or amendment of this Agreement shall be conditioned upon the actions of each of the Virtus Series acting as a separate entity. Failure to approve or continue this Agreement or the vote to terminate this Agreement as to one Virtus Series shall not act to negate this Agreement as to the other Virtus Series.

     13. This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning set forth in Section 2(a)(4) of the Act.

     14. If the aggregate expenses of a Virtus Series exceed any applicable state expense limitations and the Adviser waives all or a portion of its fees attributable to such Virtus Series pursuant to Paragraph 10 of the Advisory Agreement dated October 30, 1997, the Subadviser agrees to waive such portion of its fee under this Agreement attributable to that Series as may be necessary to provide for any such excess expenses, but such waiver shall not exceed the full amount of the fee for such year except as may be elected by the Subadviser in its discretion or as provided hereinbelow. For this purpose, aggregate expenses of a Virtus Series shall include the compensation of the Adviser, but shall exclude interest, taxes, brokerage fees on portfolio transactions, commissions paid on the distribution of shares, and certain extraordinary expenses including litigation expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of the applicable annual expense limitation proportional to the portion of a full fiscal year elapsed. Notwithstanding the foregoing, the Adviser and Subadviser may voluntarily agree to waive their respective fees, or to make contributions to a Virtus Series, so as to reduce the expenses of the Virtus Series below that required by law.

     15. Neither the Subadviser nor any of its officers, directors, or employees performing services under this Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Subadviser or such person of the duties of the Subadviser or from reckless disregard by the Subadviser or such person of the duties of the Subadviser under this Agreement.

     16. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States Courts, and by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "affiliated person," as used in paragraph 10, and "vote of a majority of the outstanding voting securities," and "interested person," as used in paragraph 12 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Unless otherwise specified herein, all notices, instructions and advice with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to Subadviser when received in writing by Subadviser at 7 North Eighth Street, Richmond, Virginia 23219, to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Adviser at 11365 West Olympic Boulevard, Los Angeles, California 90064. The Subadviser may rely upon any notice (written or oral) from any person which the Subadviser reasonably believes to be genuine and authorized.

     18. Nothing herein contained shall be deemed to prevent the Adviser from contracting with investment advisory organizations other than Subadviser to provide investment advisory services on a subadvisory basis to one or more investment series of the Trust other than the Virtus Series.

     19. This writing constitutes the entire agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

     20. This Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and the year first above written.




                                      SECURITY FIRST INVESTMENT
                                      MANAGEMENT CORPORATION
Attest:


______________________________        By: _____________________________
Secretary


                                      VIRTUS CAPITAL MANAGEMENT, INC.
Attest:


______________________________        By: _____________________________
Secretary

                                                             EXHIBIT B


                             SUB-ADVISORY AGREEMENT

                                     between

                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

                                       and

                      BLACKROCK FINANCIAL MANAGEMENT, INC.



         SUB-ADVISORY AGREEMENT ("Agreement"), made this 30th day of March, 1998, by and between SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Adviser"), and BLACKROCK FINANCIAL MANAGEMENT, INC. (the "Subadviser), a Delaware Corporation.

                                   WITNESSETH:

         WHEREAS, Security First Trust (the "Trust"), is an open-end, diversified, management investment company registered as such under the Investment Company Act of 1940 ("Act") consisting of multiple investment series; and

         WHEREAS, shares of the Trust are made available to fund variable contracts offered by life insurance companies; and

         WHEREAS, at present the Trust is comprised of four investment series, one of which, the U.S. Government Income Series (the "Series"), is the subject of this Agreement; and

         WHEREAS, the Trust has contracted with the Adviser for the Adviser to provide investment advisory, business management and administrative services to the Trust on behalf of the Series pursuant to a Master Investment Management and Advisory Agreement (the "Advisory Agreement"); and

         WHEREAS, the Adviser is authorized by the terms of the Advisory Agreement to enter into subadvisory agreements with third parties; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment management services and desires to serve as subadviser for the Series;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

         1. The  Adviser  shall act as  investment  adviser  and manager for the
Series pursuant to the Advisory Agreement, and as such has authority and responsibility for supervising and directing the investments of the Series in accordance with their investment objectives and policies, programs and restrictions as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust pursuant to section 817(h) of the Internal Revenue Code. Pursuant to its agreement with the Trust, the Adviser, as agent and attorney-in-fact for the Trust on behalf of the Series may, when it deems appropriate, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds or other securities, and (b) place orders for the execution of such security transactions with or through such brokers, dealers or issuers as the Adviser may select subject, however, at all times to the supervision of the Board of Trustees of the Trust. The Adviser may delegate any of the foregoing authority to Subadviser; provided, however, that nothing in this Agreement shall be interpreted to derogate the responsibilities of the Adviser to the Trust or the Series under the aforementioned Advisory Agreement.

         2. The Adviser hereby employs Subadviser to render the advisory services set forth herein for the fee specified herein.

         3. During the term of this Agreement, or any extension thereof, and unless otherwise limited by the Adviser as hereinafter provided, the Subadviser will, to the best of its ability, exercise investment discretion on behalf of the Series with respect to the purchase, holding or sale of securities in accordance with the stated investment objectives and policies of the Series as communicated to the Subadviser by the Adviser and as is required to comply with the terms of the Advisory Agreement, the diversification requirements of the Act and section 817(h) of the Internal Revenue Code. The Subadviser shall not be required to respond to inquiries from the Adviser with regard to specific securities other than securities which are or have been held by the Series during the time this Agreement is in effect. The Adviser reserves the right, subject to shareholder approval as required by law, to limit the authority of the Subadviser herein solely in its discretion. The Subadviser shall, for all purposes stated herein, be deemed an independent contractor and shall not have custody of any of the assets of the Trust nor authority to act for or represent the Series except as expressly provided herein.

         4. The Subadviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Subadviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Series, or in the discharge of Subadviser's overall responsibilities with respect to the other accounts which it serves as investment adviser or subadviser. The Subadviser is authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Series to pay a member of a securities exchange or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which the Subadviser exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

         5. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for performance of its services pursuant to this Agreement.

         6. The Subadviser, its directors, officers and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may be required by the Trust in the preparation of registration statements, prospectuses, proxy materials, reports and other documents required by federal and state securities laws. In addition, the Subadviser, its directors, officers and employees shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Act.

         7. The Subadviser agrees to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books, and other documents relating to the Series as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification. The Subadviser agrees that all accounts, books and other records maintained and preserved as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that any books and records maintained by the Subadviser on behalf of the Trust shall at all times remain the property of the Trust. Moreover, the Adviser agrees to supply the Subadviser with copies of all documents filed by the Trust with the Securities and Exchange Commission and with such other information relating to the Trust's affairs as the Subadviser may reasonably request.

         8. The Adviser shall pay the Subadviser a fee, based on the value of the net assets of each of the Series as determined in accordance with the Trust's current prospectus and statement of additional information, and computed as follows:

     (a) The fees shall be at the annual rate of 0.40 of 1% of the average daily net assets of the U.S. Government Income Series;

              (b) The fees shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as is practicable after the end of each month and, in any event, by the tenth day of each succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rates described in subparagraph
         (a) of this Paragraph 8, and multiplying these products by the net assets of the Series as determined in accordance with the procedures set forth in the Trust's current prospectus and statement of additional information as of the close of business on the previous business day.

     9. The Adviser agrees to furnish the Subadviser at its principal office all post-effective amendments to the Trust's registration statement and all prospectuses, statements of additional information, proxy materials, reports to shareholders, sales literature, and other material prepared for distribution to persons having a beneficial interest in shares of the Series, or to the public, which refer in any way to the Subadviser ten (10) days prior to use thereof and not to use such material if the Subadviser shall object thereto in writing within seven (7) days after receipt of such material. In the event of termination of this Agreement, the Adviser shall ensure that the Trust will, on written request of the Subadviser, forthwith delete any reference to the Subadviser from any materials described in the preceding sentence. The Adviser shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust and the Series as the Subadviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

     10. Nothing herein contained shall limit the freedom of the Subadviser or any affiliated person of the Subadviser to render investment supervisory and management administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms, or corporations, or to engage in other business activities. The Adviser understands and agrees that the Subadviser may give advice and take action with respect to any of its other clients which may differ from action taken under this Agreement so long as it is the Subadviser's policy, to the extent practical, to allocate investment opportunities to the Series over a period of time on a fair and equitable basis relative to other clients. It is understood that the Subadviser shall not have any obligation to purchase or sell for the Series any security which the Subadviser, its principals, affiliated persons or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Series. In discharging its duties hereunder, Subadviser shall be governed by the requirements of the Act, including, but not limited to, Section 17 thereof.

     11. The Subadviser shall not purchase or sell, or recommend the purchase or sale of the securities of any issuer for the Series on the basis of any material non-public ("inside") information.

     12. (a) This Agreement shall take effect as to the Series on March 30, 1998 ("Effective Date") and shall continue in effect for a period of two years provided that prior to the Effective Date the terms of this Agreement have been approved by a vote of (a) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding "voting securities" (as defined in the Act) of the Series.

     (b) This Agreement shall continue in effect as to the Series from year to year after the initial two year period described above so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Series, and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party; and the Subadviser shall not have notified the Adviser nor shall the Adviser have notified the Subadviser in writing that it does not desire such continuation at least sixty (60) days prior to the termination date of this Agreement.

     (c) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days' notice in writing to the other party, or by the Series upon sixty (60) days' prior written notice to both parties hereto, provided, that in the case of termination by the Series, such actions shall have been authorized by resolution of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series.

     (d) This Agreement may not be amended without the written consent of the Adviser and Subadviser, and affirmative vote of a majority of the outstanding voting securities of the Series and by a vote of a majority of the Board of Trustees of the Trust including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

     13. This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning set forth in Section 2(a)(4) of the Act.

     14. If the aggregate expenses of the Series exceed any applicable state expense limitations and the Adviser waives all or a portion of its fees attributable to the Series pursuant to Paragraph 10 of the Advisory Agreement dated October 30, 1997, the Subadviser agrees to waive such portion of its fee under this Agreement attributable to the Series as may be necessary to provide for any such excess expenses, but such waiver shall not exceed the full amount of the fee for such year except as may be elected by the Subadviser in its discretion or as provided hereinbelow. For this purpose, aggregate expenses of the Series shall include the compensation of the Adviser, but shall exclude interest, taxes, brokerage fees on portfolio transactions, commissions paid on the distribution of shares, and certain extraordinary expenses including litigation expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of the applicable annual expense limitation proportional to the portion of a full fiscal year elapsed. Notwithstanding the foregoing, the Adviser and Subadviser may voluntarily agree to waive their respective fees, or to make contributions to the Series, so as to reduce the expenses of the Series below that required by law.

     15. The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) arising from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided, however that nothing contained herein shall require that the Subadviser be indemnified for any claim, loss, liability or damage (including reasonable attorneys' fees and other related expenses) resulting from the willful misfeasance, bad faith or gross negligence in the performance by the Subadviser or by its officers, directors and employees of the duties of the Subadviser or from the reckless disregard by the Subadviser or such person of the duties of the Subadviser under this Agreement.

     16. Neither the Subadviser nor any of its officers, directors, or employees performing services under this Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Subadviser or such person of the duties of the Subadviser or from reckless disregard by the Subadviser or such person of the duties of the Subadviser under this Agreement.

     17. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States Courts, and by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "affiliated person," as used in paragraph 10, and "vote of a majority of the outstanding voting securities," and "interested person," as used in paragraph 12 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     18. Unless otherwise specified herein, all notices, instructions and advice with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to Subadviser when received in writing by Subadviser at 345 Park Avenue, New York, NY 10154, to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Adviser at 11365 West Olympic Boulevard, Los Angeles, California 90064. The Subadviser may rely upon any notice (written or oral) from any person which the Subadviser reasonably believes to be genuine and authorized.

     19. Nothing herein contained shall be deemed to prevent the Adviser from contracting with investment advisory organizations other than Subadviser to provide investment advisory services on a subadvisory basis to one or more investment series of the Trust other than the Series.

     20. This writing constitutes the entire agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

     21. This Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and the year first above written.

                                         SECURITY FIRST INVESTMENT
                                         MANAGEMENT CORPORATION
Attest:


______________________________           By: _____________________________
Secretary


                      BLACKROCK FINANCIAL MANAGEMENT, INC.
Attest:


_________________________               By: _____________________________
Secretary

                                                               EXHIBIT C


                             SUB-ADVISORY AGREEMENT

                                     between

                SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION

                                       and

                       PROVIDENT CAPITAL MANAGEMENT, INC.



         SUB-ADVISORY AGREEMENT ("Agreement"), made this 30th day of March, 1998, by and between SECURITY FIRST INVESTMENT MANAGEMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Adviser"), and PROVIDENT CAPITAL MANAGEMENT, INC. (the "Subadviser), a Pennsylvania Corporation.

                                   WITNESSETH:

         WHEREAS, Security First Trust (the "Trust"), is an open-end, diversified, management investment company registered as such under the Investment Company Act of 1940 ("Act") consisting of multiple investment series; and

         WHEREAS, shares of the Trust are made available to fund variable contracts offered by life insurance companies; and

         WHEREAS, at present the Trust is comprised of four investment series, one of which, the Equity Series (the "Series"), is the subject of this Agreement; and

         WHEREAS, the Trust has contracted with the Adviser for the Adviser to provide investment advisory, business management and administrative services to the Trust on behalf of the Series pursuant to a Master Investment Management and Advisory Agreement (the "Advisory Agreement"); and

         WHEREAS, the Adviser is authorized by the terms of the Advisory Agreement to enter into subadvisory agreements with third parties; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment management services and desires to serve as subadviser for the Series;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

         1. The  Adviser  shall act as  investment  adviser  and manager for the
Series pursuant to the Advisory Agreement, and as such has authority and responsibility for supervising and directing the investments of the Series in accordance with their investment objectives and policies, programs and restrictions as stated in the Trust's registration statement and its current prospectus and statement of additional information, and such other limitations as are imposed upon the Trust pursuant to section 817(h) of the Internal Revenue Code. Pursuant to its agreement with the Trust, the Adviser, as agent and attorney-in-fact for the Trust on behalf of the Series may, when it deems appropriate, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds or other securities, and (b) place orders for the execution of such security transactions with or through such brokers, dealers or issuers as the Adviser may select subject, however, at all times to the supervision of the Board of Trustees of the Trust. The Adviser may delegate any of the foregoing authority to Subadviser; provided, however, that nothing in this Agreement shall be interpreted to derogate the responsibilities of the Adviser to the Trust or the Series under the aforementioned Advisory Agreement.

         2. The Adviser hereby employs Subadviser to render the advisory services set forth herein for the fee specified herein.

         3. During the term of this Agreement, or any extension thereof, and unless otherwise limited by the Adviser as hereinafter provided, the Subadviser will, to the best of its ability, exercise investment discretion on behalf of the Series with respect to the purchase, holding or sale of securities in accordance with the stated investment objectives and policies of the Series as communicated to the Subadviser by the Adviser and as is required to comply with the terms of the Advisory Agreement, the diversification requirements of the Act and section 817(h) of the Internal Revenue Code. The Subadviser shall not be required to respond to inquiries from the Adviser with regard to specific securities other than securities which are or have been held by the Series during the time this Agreement is in effect. The Adviser reserves the right, subject to shareholder approval as required by law, to limit the authority of the Subadviser herein solely in its discretion. The Subadviser shall, for all purposes stated herein, be deemed an independent contractor and shall not have custody of any of the assets of the Trust nor authority to act for or represent the Series except as expressly provided herein.

         4. The Subadviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purposes of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Subadviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Series, or in the discharge of Subadviser's overall responsibilities with respect to the other accounts which it serves as investment adviser or subadviser. The Subadviser is authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Series to pay a member of a securities exchange or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which the Subadviser exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

         5. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for performance of its services pursuant to this Agreement.

         6. The Subadviser, its directors, officers and employees, shall make available and provide such information relating to itself, its organization, its personnel, and its activities as may be required by the Trust in the preparation of registration statements, prospectuses, proxy materials, reports and other documents required by federal and state securities laws. In addition, the Subadviser, its directors, officers and employees shall provide such information to the Board of Trustees of the Trust as said Board shall request and which may be reasonably necessary for the Board to evaluate the terms of this Agreement in accordance with the requirements of the Act.

         7. The Subadviser agrees to maintain and preserve for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books, and other documents relating to the Series as constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification. The Subadviser agrees that all accounts, books and other records maintained and preserved as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that any books and records maintained by the Subadviser on behalf of the Trust shall at all times remain the property of the Trust. Moreover, the Adviser agrees to supply the Subadviser with copies of all documents filed by the Trust with the Securities and Exchange Commission and with such other information relating to the Trust's affairs as the Subadviser may reasonably request.

         8. The Adviser shall pay the Subadviser a fee, based on the value of the net assets of each of the Series as determined in accordance with the Trust's current prospectus and statement of additional information, and computed as follows:

              (a) The fees shall be at the annual rate of 0.55 of 1% of the average daily net assets of the Equity Series;

              (b) The fees shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as is practicable after the end of each month and, in any event, by the tenth day of each succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rates described in subparagraph
         (a) of this Paragraph 8, and multiplying these products by the net assets of the Series as determined in accordance with the procedures set forth in the Trust's current prospectus and statement of additional information as of the close of business on the previous business day.

     9. The Adviser agrees to furnish the Subadviser at its principal office all post-effective amendments to the Trust's registration statement and all prospectuses, statements of additional information, proxy materials, reports to shareholders, sales literature, and other material prepared for distribution to persons having a beneficial interest in shares of the Series, or to the public, which refer in any way to the Subadviser ten (10) days prior to use thereof and not to use such material if the Subadviser shall object thereto in writing within seven (7) days after receipt of such material. In the event of termination of this Agreement, the Adviser shall ensure that the Trust will, on written request of the Subadviser, forthwith delete any reference to the Subadviser from any materials described in the preceding sentence. The Adviser shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust and the Series as the Subadviser at any time, or from time to time, reasonably requires in order to discharge its obligations hereunder.

     10. Nothing herein contained shall limit the freedom of the Subadviser or any affiliated person of the Subadviser to render investment supervisory and management administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms, or corporations, or to engage in other business activities. The Adviser understands and agrees that the Subadviser may give advice and take action with respect to any of its other clients which may differ from action taken under this Agreement so long as it is the Subadviser's policy, to the extent practical, to allocate investment opportunities to the Series over a period of time on a fair and equitable basis relative to other clients. It is understood that the Subadviser shall not have any obligation to purchase or sell for the Series any security which the Subadviser, its principals, affiliated persons or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Subadviser such transaction or investment appears unsuitable, impractical or undesirable for the Series. In discharging its duties hereunder, Subadviser shall be governed by the requirements of the Act, including, but not limited to, Section 17 thereof.

     11. The Subadviser shall not purchase or sell, or recommend the purchase or sale of the securities of any issuer for the Series on the basis of any material non-public ("inside") information.

     12. (a) This Agreement shall take effect as to the Series on March 30, 1998 ("Effective Date") and shall continue in effect for a period of two years provided that prior to the Effective Date the terms of this Agreement have been approved by a vote of (a) a majority of the members of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding "voting securities" (as defined in the Act) of the Series.

     (b) This Agreement shall continue in effect as to the Series from year to year after the initial two year period described above so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Series, and, concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party; and the Subadviser shall not have notified the Adviser nor shall the Adviser have notified the Subadviser in writing that it does not desire such continuation at least sixty (60) days prior to the termination date of this Agreement.

     (c) This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days' notice in writing to the other party, or by the Series upon sixty (60) days' prior written notice to both parties hereto, provided, that in the case of termination by the Series, such actions shall have been authorized by resolution of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series.

     (d) This Agreement may not be amended without the written consent of the Adviser and Subadviser, and affirmative vote of a majority of the outstanding voting securities of the Series and by a vote of a majority of the Board of Trustees of the Trust including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

     13. This Agreement shall terminate automatically in the event of its assignment by either party. For the purpose of this paragraph, the term "assignment" shall have the meaning set forth in Section 2(a)(4) of the Act.

     14. If the aggregate expenses of the Series exceed any applicable state expense limitations and the Adviser waives all or a portion of its fees attributable to the Series pursuant to Paragraph 10 of the Advisory Agreement dated October 30, 1997, the Subadviser agrees to waive such portion of its fee under this Agreement attributable to the Series as may be necessary to provide for any such excess expenses, but such waiver shall not exceed the full amount of the fee for such year except as may be elected by the Subadviser in its discretion or as provided hereinbelow. For this purpose, aggregate expenses of the Series shall include the compensation of the Adviser, but shall exclude interest, taxes, brokerage fees on portfolio transactions, commissions paid on the distribution of shares, and certain extraordinary expenses including litigation expenses. For the purposes of this paragraph the term "fiscal year" shall be prorated in the event of a period of less than a full fiscal year. The expense limitation shall be that part of the applicable annual expense limitation proportional to the portion of a full fiscal year elapsed. Notwithstanding the foregoing, the Adviser and Subadviser may voluntarily agree to waive their respective fees, or to make contributions to the Series, so as to reduce the expenses of the Series below that required by law.

     15. The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) arising from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided, however that nothing contained herein shall require that the Subadviser be indemnified for any claim, loss, liability or damage (including reasonable attorneys' fees and other related expenses) resulting from the willful misfeasance, bad faith or gross negligence in the performance by the Subadviser or by its officers, directors and employees of the duties of the Subadviser or from the reckless disregard by the Subadviser or such person of the duties of the Subadviser under this Agreement.

     16. Neither the Subadviser nor any of its officers, directors, or employees performing services under this Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Subadviser or such person of the duties of the Subadviser or from reckless disregard by the Subadviser or such person of the duties of the Subadviser under this Agreement.

     17. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States Courts, and by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "affiliated person," as used in paragraph 10, and "vote of a majority of the outstanding voting securities," and "interested person," as used in paragraph 12 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     18. Unless otherwise specified herein, all notices, instructions and advice with respect to securities transactions or other matters contemplated by this Agreement shall be deemed duly given to Subadviser when received in writing by Subadviser at 345 Park Avenue, New York, NY 10154, to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064 and to the Adviser at 11365 West Olympic Boulevard, Los Angeles, California 90064. The Subadviser may rely upon any notice (written or oral) from any person which the Subadviser reasonably believes to be genuine and authorized.

     19. Nothing herein contained shall be deemed to prevent the Adviser from contracting with investment advisory organizations other than Subadviser to provide investment advisory services on a subadvisory basis to one or more investment series of the Trust other than the Series.

     20. This writing constitutes the entire agreement between the parties and no conditions or warranties shall be implied herefrom unless expressly set forth herein.

     21. This Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and the year first above written.

                                          SECURITY FIRST INVESTMENT
                                          MANAGEMENT CORPORATION
Attest:


______________________________            By: _____________________________
Secretary


                               PROVIDENT CAPITAL MANAGEMENT, INC.
Attest:


__________________             By: _____________________________
Secretary

                              SECURITY FIRST TRUST

                          U.S. Government Income Series

                    THIS SOLICITATION IS BEING MADE ON BEHALF
                            OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint Security First Life Separate Account A, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time on April 30, 1998 at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, CA 90064 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR each of the proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response to each proposal.


To approve the Interim Sub-Advisory Agreement between Security First Investment Management Corporation and Virtus Capital Management, Inc. with respect to the U.S. Government Income Series (the "Series").


[ ] FOR                         [ ] AGAINST                        [ ] ABSTAIN


To approve the new Sub-Advisory Agreement, effective upon the expiration of the Interim Sub- Advisory Agreement, between Security First Investment Management Corporation and BlackRock Financial Management, Inc. with respect to the Series.


[ ] FOR                         [ ] AGAINST                        [ ] ABSTAIN



The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                                                     PLEASE  VOTE,   DATE,  SIGN
                                                     EXACTLY    AS   YOUR   NAME
                                                     APPEARS  BELOW  AND  RETURN
                                                     THIS  FORM IN THE  ENCLOSED
                                                     SELF-ADDRESSED ENVELOPE.

                                                     NOTE:    The    undersigned
                                                     hereby acknowledges receipt
                                                     of the  Notice  of  Special
                                                     Meeting      and      Proxy
                                                     Statement,  and revokes any
                                                     proxy heretofore given with
                                                     respect    to   the   votes
                                                     covered by this proxy.


Dated______________,1998                    _______________________________
                                                                (Signature)

                              SECURITY FIRST TRUST

                                  Equity Series
                    THIS SOLICITATION IS BEING MADE ON BEHALF
                            OF THE BOARD OF TRUSTEES.

The undersigned contract owner, annuitant or participant, by completing this form does hereby appoint Security First Life Separate Account A, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time on April 30, 1998 at the offices of Security First Group, Inc., 11365 West Olympic Boulevard, Los Angeles, CA 90064 and at any adjournments thereof.

The interest represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR each of the proposals below. If a proxy is not received from a particular contract owner, participant or annuitant, then votes attributable to his interest will be allocated in the same ratio as votes for which instructions have been received.

Please vote by checking your response to each proposal.


To approve the Interim Sub-Advisory Agreement between Security First Investment Management Corporation and Virtus Capital Management, Inc. with respect to the Equity Series (the "Series").


[ ] FOR                       [ ] AGAINST                        [ ] ABSTAIN



To approve the new Sub-Advisory Agreement, effective upon the expiration of the Interim Sub- Advisory Agreement, between Security First Investment Management Corporation and Provident Capital Management, Inc. with respect to the Series.


[ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN



The undersigned, by completing this form, does hereby request that the proxy be authorized to exercise its discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

                                                     PLEASE  VOTE,   DATE,  SIGN
                                                     EXACTLY    AS   YOUR   NAME
                                                     APPEARS  BELOW  AND  RETURN
                                                     THIS  FORM IN THE  ENCLOSED
                                                     SELF-ADDRESSED ENVELOPE.

                                                     NOTE:    The    undersigned
                                                     hereby acknowledges receipt
                                                     of the  Notice  of  Special
                                                     Meeting      and      Proxy
                                                     Statement,  and revokes any
                                                     proxy heretofore given with
                                                     respect    to   the   votes
                                                     covered by this proxy.


Dated______________,1998                    _______________________________
                                                              (Signature)